EXHIBIT 21.1
SUBSIDIARIES OF NRG ENERGY, INC.

Entity Name	Jurisdiction
3279405 Nova Scotia Company	Nova Scotia
3283764 Nova Scotia Company	Nova Scotia
7549709 Canada Inc.	Ontario
7644868 Canada Inc.	Ontario
7711565 Canada Inc.	Ontario
AC Solar Holdings LLC	Delaware
Ace Energy, Inc.	New York
Agua Caliente Borrower 1 LLC	Delaware
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Allied Home Warranty GP LLC	Delaware
Allied Warranty LLC	Texas
Arthur Kill Gas Turbines LLC	Delaware
Arthur Kill Power LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Beheer-en Beleggingsmaatschappij Plogema B.V.	Netherlands
Berrians I Gas Turbine Power LLC	Delaware
BidURenergy, Inc.	New York
Bluewater Wind Delaware LLC	Delaware
Bluewater Wind Maryland LLC	Delaware
Bluewater Wind New Jersey Energy LLC	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Camino Energy, LLC	California
Carbon Management Solutions LLC	Delaware
Chester Energy, LLC	California
Cirro Energy Services, Inc.	Texas
Cirro Group, Inc.	Texas
Citizens Power Holdings One, LLC	Delaware
Connecticut Jet Power LLC	Delaware
Delaware Power Development LLC	Delaware
Devon Power LLC	Delaware
Doga Enerji Uretim Sanayi ve Ticaret Limited Sirketi	Turkey
Doga Isi Satis Hizmetleri Ticaret Limited Sirketi	Turkey
Doga Isletme ve Bakim Ticaret Limited Sirketi	Turkey
Dunkirk Gas Corporation	New York
Dunkirk Power LLC	Delaware
Eastern Sierra Energy Company LLC	California
Ecokap Power LLC	Delaware
EHI Development Fund, LLC	California
El Segundo Energy Center II LLC	Delaware
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware

Elkhorn Ridge Wind II, LLC	Delaware
EME Eastern Holdings, LLC	Delaware
Energy Alternatives Wholesale, LLC	Delaware
Energy Choice Solutions LLC	Texas
Energy Plus Holdings LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Energy Protection Insurance Company	Vermont
Everything Energy LLC	Delaware
Forward Home Security, LLC	Texas
GCP Funding Company, LLC	Delaware
Geostellar, Inc.	Delaware
Gladstone Power Station Joint Venture	Australia
Goal Zero LLC	Delaware
Green Mountain Energy Company	Delaware
Green Mountain Energy Sun Club	Delaware
Gregory Partners, LLC	Delaware
Gregory Power Partners LLC	Delaware
Huntley IGCC LLC	Delaware
Huntley Power LLC	Delaware
Independence Energy Alliance LLC	Delaware
Independence Energy Group LLC	Delaware
Independence Energy Natural Gas LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Intellastar LLC	Delaware
Ivanpah Master Holdings, LLC	Delaware
Ivanpah Project I Holdings, LLC	Delaware
Ivanpah Project II Holdings, LLC	Delaware
Ivanpah Project III Holdings, LLC	Delaware
Long Beach Generation LLC	Delaware
Long Beach Peakers LLC	Delaware
Long Beach Power LLC	Delaware
Maplekey UK Finance Limited	United Kingdom
Maplekey UK Limited	United Kingdom
MEC Esenyurt B.V.	Netherlands
MEC San Pascual B.V.	Netherlands
Meriden Gas Turbines LLC	Delaware
Middletown Power LLC	Delaware
Midway-Sunset Cogeneration Company	California
Midwest Finance Company, LLC	Delaware
Midwest Generation EME, LLC	Delaware
Midwest Generation Holdings I, LLC	Delaware
Midwest Generation Holdings II, LLC	Delaware
Midwest Generation Procurement Services, LLC	Delaware
Midwest Generation, LLC	Delaware
Midwest Peaker Holdings, LLC	Delaware
Mission Bingham Lake Wind, LLC	Delaware

Mission Del Cielo, LLC	Delaware
Mission del Sol, LLC	Delaware
Mission Energy Construction Services, LLC	California
Mission Energy Holdings International, LLC	Delaware
Mission Energy Wales, LLC	California
Mission Funding Zeta, LLC	California
Mission Midway-Sunset Holdings, LLC	Delaware
Mission Midwest Coal, LLC	Delaware
Mission Minnesota Wind, LLC	Delaware
Mission Watson Holdings, LLC	Delaware
Mission Wind New Mexico II, LLC	Delaware
Mission Wind Owaissa, LLC	Delaware
Montville IGCC LLC	Delaware
Montville Power LLC	Delaware
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
New Genco GP, LLC	Delaware
New Jersey Power Development LLC	Delaware
Norwalk Power LLC	Delaware
NRG Acquisition Holdings Inc.	Delaware
NRG Advisory Services LLC	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Alexandria LLC	Delaware
NRG Arroyo Nogales LLC	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Arthur Kill Storage LLC	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Astoria Power LLC	Delaware
NRG Astoria Storage LLC	Delaware
NRG Berrians East Development LLC	Delaware
NRG Bluewater Holdings LLC	Delaware
NRG Bluewater Wind Massachusetts LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Brazoria Energy LLC	Delaware
NRG Business Services LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG Cadillac Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG Capital II LLC	Delaware
NRG Carbon 360 LLC	Delaware
NRG Cedar Bayou 5 LLC	Delaware
NRG Cedar Bayou Development Company, LLC	Delaware
NRG Chalk Point CT LLC	Delaware
NRG CleanTech Investments LLC	Delaware
NRG Coal Development Company LLC	Delaware
NRG ComLease LLC	Delaware

NRG Common Stock Finance I LLC	Delaware
NRG Common Stock Finance II LLC	Delaware
NRG Connected Home LLC	Delaware
NRG Connecticut Affiliate Services Inc.	Delaware
NRG Connecticut Peaking Development LLC	Delaware
NRG Construction LLC	Delaware
NRG Cottonwood Tenant LLC	Delaware
NRG CTA Holdings LLC	Delaware
NRG Curtailment Solutions Canada, Inc.	British Columbia
NRG Curtailment Solutions, Inc.	New York
NRG Development Company Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG DG Development LLC	Delaware
NRG dGen Advisory Services LLC	Delaware
NRG Dispatch Services LLC	Delaware
NRG Distributed Energy Resources Holdings LLC	Delaware
NRG Distributed Generation PR LLC	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG ECOKAP Holdings LLC	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Energy Center Eagles LLC	Delaware
NRG Energy Center Oxnard LLC	Delaware
NRG Energy Fuel LLC	California
NRG Energy Fuel Services LLC	Delaware
NRG Energy Gas & Wind Holdings, Inc.	Delaware
NRG Energy Holdings Inc.	Delaware
NRG Energy Labor Services LLC	Delaware
NRG Energy Petroleum LLC	California
NRG Energy Services Group LLC	Delaware
NRG Energy Services LLC	Delaware
NRG Energy, Inc.	Delaware
NRG Equipment Company LLC	Nevada
NRG ESA Joint Development LLC	Delaware
NRG Fuel Cell CA1 LLC	Delaware
NRG Fuel Resources LLC	Delaware
NRG Fuel Transportation LLC	Delaware
NRG Gas Development Company, LLC	Delaware
NRG Generation Holdings Inc.	Delaware
NRG Gladstone Operating Services Pty Ltd	Australia
NRG Greenco LLC	Delaware
NRG Greens Bayou Mobile Energy Solutions LLC	Delaware
NRG GTL Holdings LLC	Delaware
NRG Holding Leasing Vehicle 7 LLC	Delaware
NRG Home & Business Solutions LLC	Delaware
NRG Home Services LLC	Texas
NRG Home Solutions LLC	Delaware
NRG Home Solutions Product LLC	Delaware

NRG Homer City Services LLC	Delaware
NRG HQ DG LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Identity Protect LLC	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG Independence Solar LLC	Delaware
NRG International LLC	Delaware
NRG Latin America Inc.	Delaware
NRG Lease Co, LLC	Delaware
NRG Lease Development LLC	Delaware
NRG Limestone 3, LLC	Delaware
NRG Maintenance Services LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG MidAtlantic Affiliate Services Inc.	Delaware
NRG MidCon Development LLC	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Middletown Repowering LLC	Delaware
NRG Midwest Holdings LLC	Delaware
NRG Midwest II LLC	Delaware
NRG Montville Operations Inc.	Delaware
NRG NE Development LLC	Delaware
NRG NewGen LLC	Delaware
NRG North Central Operations Inc.	Delaware
NRG Northeast Affiliate Services Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Ohio Pipeline Company LLC	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG Oswego Storage LLC	Delaware
NRG Oxbow Holdings LLC	Delaware
NRG PacGen Inc.	Delaware
NRG Peaker Finance Company LLC	Delaware
NRG Portable Power LLC	Delaware
NRG Potrero Development LLC	Delaware
NRG Power Marketing LLC	Delaware
NRG Procurement Company LLC	Nevada
NRG Project Company LLC	Delaware
NRG Reliability Solutions LLC	Delaware
NRG Renter's Protection LLC	Delaware
NRG Repowering Holdings LLC	Delaware
NRG Residential Solar Solutions Leasing II LLC	Delaware
NRG Residential Solar Solutions LLC	Delaware
NRG Retail LLC	Delaware
NRG Retail Northeast LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Saguaro Operations Inc.	Delaware

NRG Security LLC	Delaware
NRG Services Corporation	Delaware
NRG Sherbino LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Solar Arrowhead LLC	Delaware
NRG Solar CVSR Holdings 2 LLC	Delaware
NRG Solar Ivanpah LLC	Delaware
NRG Solar Ring LLC	Delaware
NRG Solar SC Stadium LLC	Delaware
NRG Solar Sunrise LLC	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Operations Inc.	Delaware
NRG South Texas LP	Texas
NRG Storage Fabrication & Delivery LLC	Delaware
NRG Storage on Demand NY LLC	Delaware
NRG SunCap Leasing I LLC	Delaware
NRG Texas Gregory LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG Trading Advisors LLC	Delaware
NRG Transmission Holdings LLC	Delaware
NRG ULC Parent, Inc.	Delaware
NRG Victoria I Pty Ltd	Australia
NRG Warranty Services LLC	Delaware
NRG West Coast LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Wind Development Company, LLC	Delaware
NRG Wind Force LLC	Delaware
NRG Wind LLC	Delaware
NRGenerating German Holdings GmbH	Switzerland
NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
O'Brien Cogeneration, Inc. II	Delaware
One Block Off The Grid, Inc.	Delaware
Oswego Harbor Power LLC	Delaware
Pacific Generation Company	Oregon
Petra Nova CCS I LLC	Delaware
Petra Nova Holdings LLC	Delaware
Petra Nova LLC	Delaware
Petra Nova Parish Holdings LLC	Delaware
Petra Nova Power I LLC	Delaware
Pure Energies Group ULC	Nova Scotia
Pure Energies Installation Inc.	Delaware
Pure Energies Solar Services Inc.	Ontario

Pure Group, Inc.	California
RDI Consulting, LLC	Delaware
Reliant Charitable Foundation	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
RERH Holdings, LLC	Delaware
Restoration Design LLC	New Jersey
Roof Diagnostics Solar and Electric LLC	New Jersey
Roof Diagnostics Solar and Electric of NY, LLC	New York
Roof Diagnostics Solar Holdings LLC	Delaware
Saguaro Power LLC	Delaware
San Gabriel Energy, LLC	California
San Joaquin Energy, LLC	California
San Juan Energy, LLC	California
SGE Energy Sourcing, LLC	Delaware
SGE Texas Holdco, LLC	Texas
Solar Partners I, LLC	Delaware
Solar Partners II, LLC	Delaware
Solar Partners VIII, LLC	Delaware
Solar Pure Energies ULC	Nova Scotia
Somerset Operations Inc.	Delaware
Somerset Power LLC	Delaware
South Texas Wind, LLC	Delaware
Station A LLC	Delaware
Stream Energy Columbia, LLC	Delaware
Stream Energy Delaware, LLC	Delaware
Stream Energy Illinois, LLC	Delaware
Stream Energy Maryland, LLC	Delaware
Stream Energy New Jersey, LLC	Delaware
Stream Energy New York, LLC	Delaware
Stream Energy Pennsylvania, LLC	Delaware
Stream Georgia Gas SPE, LLC	Georgia
Stream Ohio Gas & Electric, LLC	Ohio
Stream SPE GP, LLC	Texas
Stream SPE, Ltd.	Texas
Sunrise Power Company, LLC	Delaware
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Tacoma Energy Recovery Company	Delaware
Taloga Wind II, LLC	Oklahoma
TCV Pipeline, LLC	Delaware
Texas Coastal Ventures, LLC	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware

Texas Genco Services, LP	Texas
US Retailers LLC	Delaware
Valle Del Sol Energy, LLC	Delaware
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
Watson Cogeneration Company	California
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware
XOOM Alberta Holdings, LLC	Delaware
XOOM British Columbia Holdings, LLC	Delaware
XOOM Energy BC, ULC	Nova Scotia
XOOM Energy California, LLC	California
XOOM Energy Canada, ULC	Nova Scotia
XOOM Energy Connecticut, LLC	Connecticut
XOOM Energy Delaware, LLC	Delaware
XOOM Energy Georgia, LLC	Georgia
XOOM Energy Global Holdings, LLC	Delaware
XOOM Energy Illinois LLC	Illinois
XOOM Energy Indiana, LLC	Indiana
XOOM Energy Kentucky, LLC	Kentucky
XOOM Energy Maine, LLC	Maine
XOOM Energy Maryland, LLC	Maryland
XOOM Energy Massachusetts, LLC	Massachusetts
XOOM Energy Michigan, LLC	Michigan
XOOM Energy New Hampshire, LLC	New Hampshire
XOOM Energy New Jersey, LLC	New Jersey
XOOM Energy New York, LLC	New York
XOOM Energy Ohio, LLC	Ohio
XOOM Energy ONT, ULC	Nova Scotia
XOOM Energy Pennsylvania, LLC	Pennsylvania
XOOM Energy Rhode Island, LLC	Rhode Island
XOOM Energy Texas, LLC	Texas
XOOM Energy Virginia, LLC	Virginia
XOOM Energy Washington D.C., LLC	District of Columbia
XOOM Energy, LLC	Delaware
XOOM Ontario Holdings, LLC	Delaware
XOOM Solar, LLC	Delaware